UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2013

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue
Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 9.01.                                        Financial Statements and Exhibits.

On January 24, 2013, Starwood Property Trust, Inc. (the “Company”) filed a Current Report on Form 8-K indicating that on January 23, 2013 it had entered into a Unit Purchase Agreement with LNR Property LLC, a Delaware limited liability company (“LNR”), Aozora Investments LLC, a Delaware limited liability company, CBR I LLC, a Delaware limited liability company, iStar Marlin LLC, a Delaware limited liability company, Opps VIIb LProp, L.P., a Delaware limited partnership, and VNO LNR Holdco LLC, pursuant to which the Company agreed to acquire all of the outstanding equity interests of LNR.  On February 11, 2013, the Company filed a Current Report on Form 8-K (the “February 2013 8-K”) to, among other matters, file audited consolidated financial statements of LNR and its predecessor and unaudited pro forma combined financial information of the Company, as further described therein.

In this Current Report on Form 8-K, the Company is filing (i) the audited consolidated financial statements of LNR and its predecessor described in paragraph (a) below, including the audited consolidated financial statements of LNR as of and for the year ended December 31, 2012, and (ii) the unaudited pro forma combined financial information of the Company as of and for the year ended December 31, 2012, after giving effect to the Company’s probable acquisition of the outstanding equity interests of LNR. The financial statements being filed in this Current Report on Form 8-K supercede the financial statements that were filed in the February 2013 8-K.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of (i) LNR Property LLC and Subsidiaries as of December 31, 2010 and for the period from July 29, 2010 to December 31, 2010, and its predecessor, LNR Property Holdings, Ltd. and Subsidiaries, as of November 30, 2009 and for the period from December 1, 2009 to July 28, 2010 and for the year ended November 30, 2009 and (ii) LNR Property LLC and Subsidiaries, as of and for the years ended December 31, 2012 and 2011, in each case including the notes and the report of the independent auditors related thereto, are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively. The consent of the independent auditors related thereto is filed as Exhibit 23.1 to this Current Report on Form 8-K.

(b)                                 Pro Forma Financial Information.

Starwood Property Trust, Inc. unaudited pro forma combined financial information, comprised of a pro forma combined balance sheet as of December 31, 2012 and a pro forma combined statement of income for the year ended December 31, 2012, and the related notes, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)                                 Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, as independent auditors for LNR Property LLC.

99.1

LNR Property LLC and Subsidiaries consolidated financial statements as of December 31, 2010 and for the period from July 29, 2010 to December 31, 2010, and its predecessor, LNR Property Holdings, Ltd. and Subsidiaries, as of November 30, 2009 and for the period from December 1, 2009 to July 28, 2010 and for the year ended November 30, 2009, and Independent Auditors’ Report.

99.2	LNR Property LLC and Subsidiaries consolidated financial statements as of and for the years ended December 31, 2012 and 2011, and Independent Auditors’ Report.

99.3	Starwood Property Trust, Inc. pro forma combined financial information (unaudited) as of December 31, 2012 and for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2013	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, as independent auditors for LNR Property LLC.

99.1

LNR Property LLC and Subsidiaries consolidated financial statements as of December 31, 2010 and for the period from July 29, 2010 to December 31, 2010, and its predecessor, LNR Property Holdings, Ltd. and Subsidiaries, as of November 30, 2009 and for the period from December 1, 2009 to July 28, 2010 and for the year ended November 30, 2009, and Independent Auditors’ Report.

99.2	LNR Property LLC and Subsidiaries consolidated financial statements as of and for the years ended December 31, 2012 and 2011, and Independent Auditors’ Report.

99.3	Starwood Property Trust, Inc. pro forma combined financial information (unaudited) as of December 31, 2012 and for the year ended December 31, 2012.